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                                                                  EXHIBIT 23 (a)



                          INDEPENDENT AUDITORS' CONSENT


Board of Directors
Sel-Drum International, Inc.

We consent to the use in this Registration Statement of Sel-Drum International, Inc. on Amendment #1 to Form SB-2 of our report dated September 19, 1997 for the years ended July 31, 1997 and 1996.

We also consent to the reference to us under the heading "Experts" in the Registration Statement cited above.


                                          /s/ Mengel, Metzger, Barr & Co. LLP

Rochester, New York
August 27, 1998